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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): September 25, 2000



                      GLENBOROUGH REALTY TRUST INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


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
          MARYLAND                        1-14162                  94-3211970
(State or Other Jurisdiction      (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                          Identification No.)
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           400 El Camino Real, Suite 1100, San Mateo, California 94402
          (Address of Principal Executive Offices, Including Zip Code)


                                 (650) 343-9300
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

        On September 25, 2000, Glenborough Realty Trust Incorporated ("Glenborough") executed a Purchase Agreement ("Purchase Agreement") dated September 25, 2000 between Bush Gardens, LLC, a Nevada limited liability company ("Bush"), and Glenborough, a Stock Repurchase Agreement ("Stock Repurchase Agreement") dated September 25, 2000 between Bush and Glenborough and a Guaranty Agreement ("Guaranty Agreement", together with the Purchase Agreement and the Stock Repurchase Agreement, the "Agreements") dated as of September 25, 2000 between Bush and Glenborough under which Bush will acquire from Glenborough 37 apartment communities for an aggregate price of $404,000,000. The transaction is anticipated to close in December 2000 and expected to produce a gain on sale for Glenborough of approximately $34,000,000. The majority of the proceeds will be used to reduce debt and repurchase Glenborough stock. Additional details regarding the terms of the transaction and the expected effect on Glenborough can be found in Glenborough's September 27, 2000 press release attached hereto as Exhibit 99.1 and the Agreements attached hereto as Exhibits 2.1, 2.2 and 2.3.

FORWARD-LOOKING STATEMENTS

        Certain matters discussed herein are forward-looking statements within the meaning of the federal securities laws, including (i) the expected closing date of the transaction, (ii) the expected gain on sale and (iii) the expected use of proceeds. Although Glenborough believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, Glenborough's actual results could differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from Glenborough's expectations include:

        - The failure of one or more of the conditions to Bush's obligations under the Agreements could adversely affect Glenborough's ability to close the anticipated sale of the apartment portfolio on the anticipated date or at all, on the price and terms described in the September 27, 2000 press release and with the expected gain to Glenborough described in the press release;

        - Changes in Glenborough's circumstances, including changes in the capital markets, which could cause Glenborough to revise its debt reduction and stock repurchase plans; and

        - Other risks detailed from time to time in Glenborough's filings with the SEC, including without limitation, Glenborough's Form 10-K for the year ended December 31, 1999 and its Forms 10-Q for the quarters ended March 31 and June 30, 2000.


Item 7. Exhibits.

2.1     Purchase Agreement dated September 25, 2000 *


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2.2     Guaranty Agreement dated as of September 25, 2000

2.3     Stock Repurchase Agreement dated September 25, 2000

99.1    Press Release dated September 27, 2000

* Glenborough agrees to furnish supplementally to the Securities and Exchange Commission a copy of omitted schedules upon request.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 11, 2000

                                           GLENBOROUGH REALTY TRUST INCORPORATED

                                           By:    /s/ Stephen R. Saul
                                               ---------------------------------
                                               Stephen R. Saul
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Financial Officer)



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EXHIBIT INDEX

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                                                                    PAGE NUMBER
EXHIBIT     DESCRIPTION                                           IN THIS FILING
-------     -----------                                           --------------
2.1         Purchase Agreement dated September 25, 2000                 4

2.2         Guaranty Agreement dated as of September 25, 2000

2.3         Stock Repurchase Agreement dated September 25, 2000

99.1        Press Release dated September 27, 2000
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